UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  November 21, 2016
(Date of earliest event reported:  November 17, 2016)

UNIVERSAL AMERICAN CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35149	27-4683816
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

44 South Broadway, White Plains, New York	10601
(Address of Principal Executive Offices)	(Zip Code)

(914) 934-5200
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On November 17, 2016, Universal American Corp., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with WellCare Health Plans, Inc., a Delaware corporation (“WellCare”), and Wind Merger Sub, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of WellCare (“Merger Sub”), pursuant to which, among other things and subject to the satisfaction or waiver of specified conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”).  As a result of the Merger, Merger Sub will cease to exist and the Company will survive as an indirect wholly-owned subsidiary of WellCare (the “Merger”).

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each of the Company’s issued and outstanding shares of common stock, par value $0.01 per share (“Common Stock”) (other than dissenting shares and any shares held by the Company as treasury shares or shares owned by the Company or any of its wholly-owned subsidiaries or by WellCare or any of its affiliates (including Merger Sub)), will be automatically canceled and converted into the right to receive $10.00 in cash, without interest (the “Per Share Merger Consideration”), less any required withholding taxes.

Pursuant to the Merger Agreement, unless the Company has previously redeemed each share of its Series A Mandatorily Redeemable Preferred Shares, par value $0.01 per share (the “Series A Preferred Stock”), following the Effective Time, WellCare shall cause the Company to redeem, in whole and not in part, each share of Series A Preferred Stock that is issued and outstanding as of the Effective Time.

As of the Effective Time of the Merger, each option to acquire shares of Common Stock (each, a “Company Option”) that is outstanding immediately prior to the Effective Time, whether or not then exercisable or vested, will be cancelled and converted into the right to receive a cash payment equal to the excess, if any, of the Per Share Merger Consideration over the exercise price of such stock option multiplied by the aggregate number of shares of common stock in respect of such Company Option immediately before the Effective Time. As of the Effective Time, each share of restricted Common Stock (each, a “Restricted Share”) that is outstanding immediately prior to the Effective Time will be cancelled and converted into the right to receive an amount in cash equal to the Per Share Merger Consideration.  The right to receive the foregoing consideration with respect to Company Options and Restricted Shares will vest and be payable (i) with respect to Company Options or Restricted Shares that are vested as of the Effective Time in accordance with their terms, at the Effective Time and (ii) with respect to Company Options or Restricted Shares that are not vested in accordance with their terms at the Effective Time, in each case, subject to the applicable holder’s continued employment through the applicable vesting date, on the earlier of (A) the twelve-month anniversary of the date that the Effective Time occurs (or the next payroll date following such anniversary) and (B) the next payroll date following the date on which such Company Option or Restricted Share, as applicable, would have otherwise vested in accordance with its terms, and in all cases, without any interest for the period from the Effective Time until such date.  If the employment with WellCare (or any of its affiliates) of a holder of Company Options or Restricted Shares is, prior to the applicable payment date, terminated by WellCare (or any of its affiliates) for any reason other than “Cause” (as defined for purposes of the Merger Agreement) or by the holder for “Good Reason” (as defined for purposes of the Merger Agreement), the payment of the Company Options or Restricted Shares, as applicable, will be accelerated to the next practicable payroll date after the date of termination.

Following the consummation of the Merger, each holder of the Company’s 4.00% convertible senior notes due 2021 that remain outstanding as of the Effective Time will have the right to (i) convert its notes into the right to receive the Per Share Merger Consideration in an amount calculated pursuant to the terms thereof, which amount will be calculated using an increased conversion rate because the Merger will constitute a “Make-Whole Fundamental Change” under the terms of the notes, or (ii) require that the Company repurchase its notes, which repurchase shall be for the principal amount plus accrued interest and settled in cash. These conversion and repurchase rights will be exercisable during an approximately 30 day period specified by the Company following consummation of the Merger.

The Merger Agreement contains representations, warranties and covenants of the parties customary for a transaction of this nature. The Company has agreed, subject to the terms of the Merger Agreement, to various covenants and agreements, including, among others: (i) to use reasonable best efforts to conduct its operations only in the ordinary course of business; (ii) to promptly call a meeting of the Company’s stockholders to vote on the Merger Agreement and the Merger; and (iii) to not to solicit proposals relating to alternative transactions to the Merger with a third party or engage in discussions or negotiations with respect thereto or provide non-public information to a third party, subject to certain customary exceptions.  The parties have also agreed to use their respective reasonable best efforts to obtain any approvals from governmental authorities for the Merger, including all antitrust and regulatory approvals.

Each party’s obligation to consummate the Merger is subject to certain conditions, including, among others: (i) adoption of the Merger Agreement by the affirmative vote of holders of a majority of the Company’s outstanding Common Stock; (ii) the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired or been terminated; (iii) the receipt of specified approvals under state insurance and healthcare laws and regulations; and (iv) the absence of any law or order issued or enacted by any court or other governmental authority, which enjoins or otherwise prohibits the consummation of the Merger.  WellCare’s and Merger Sub’s obligations to consummate the Merger are also subject to various other closing conditions, including, among others: (i) the absence of any material adverse effect on the Company and its subsidiaries, (ii) the accuracy of the Company’s representations and warranties, subject to specified materiality thresholds and (iii) compliance by the Company with covenants and agreements in the Merger Agreement.

The Merger Agreement also contains certain specified termination provisions, including, among others, a mutual termination right if the Merger has not been consummated on or before June 19, 2017, which date may be extended until November 17, 2017 if on June 19, 2017 all other conditions to the closing of the Merger have been satisfied or waived, other than the antitrust and regulatory approval conditions or absence of any legal restraint that enjoins or prohibits consummation of the merger relating to antitrust or regulatory approvals or arises from legal actions initiated by a governmental authority.  The Company must pay to WellCare an $18,000,000 termination fee (plus up to $2,000,000 for expense reimbursement) in the event that the Merger Agreement is terminated following a Company Adverse Recommendation Change (as defined in the Merger Agreement) by the Company’s board of directors, or if the Company terminates the Merger Agreement to enter into a definitive agreement with a third party with respect to a Superior Proposal (as defined in the Merger Agreement), as set forth in, and subject to the conditions of, the Merger Agreement. The Company also must pay to WellCare an $18,000,000 termination fee (plus up to $2,000,000 for expense reimbursement) if the Merger Agreement is terminated for certain specified circumstances (and an acquisition proposal has been made by a third party after the date of the Merger Agreement and not withdrawn prior to the Company’s stockholder meeting) and the Company enters into a definitive agreement with respect to, or otherwise consummates, a competing proposal within 12 months after the termination of the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Merger Agreement. A copy of the Merger Agreement is filed herewith as Exhibit 2.1 and is incorporated in this Item 1.01 by reference.

The Merger Agreement has been attached to provide investors and security holders with information regarding its terms and is not intended to provide any factual information about the Company, WellCare or Merger Sub. The representations, warranties and covenants in the Merger Agreement were made only for the purpose of the Merger Agreement and solely for the benefit of the parties to the Merger Agreement as of specific dates, in accordance with and subject to the terms of the Merger Agreement, and the Merger Agreement is not intended to, and does not, confer upon any person other than the parties thereto any rights or remedies thereunder, including the right to rely upon the representations and warranties set forth therein. Such representations, warranties and covenants may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, may or may not have been accurate as of any specific date, and may be subject to important limitations and qualifications (including exceptions thereto set forth in disclosure schedules agreed to by the contracting parties) and may therefore not be complete. The representations, warranties and covenants in the Merger Agreement may also be subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, WellCare, Merger Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in WellCare’s or the Company’s public disclosures.

Important Additional Information Will Be Filed with the SEC

This filing may be deemed to be solicitation material in respect of the proposed transaction. In connection with the proposed transaction, the Company plans to file with the Securities and Exchange Commission (the “SEC”) and furnish to the Company’s shareholders a proxy statement and other relevant documents. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE PROPOSED TRANSACTION. The Company’s stockholders will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the Company’s shareholders may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://www.universalamerican.com or by directing a request to the Company at Universal American, 44 South Broadway, Suite 1200, White Plains, New York 10601-4411, Attn: Investor Relations, tel.: 914-934-5200.

Participants in Solicitation

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from shareholders of the Company in favor of the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of the Company in connection with the proposed transaction will be set forth in the proxy statement and other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and in the Company’s definitive proxy statement filed with the SEC on Schedule 14A. You may obtain free copies of this document as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Such statements that are not historical facts are hereby identified as forward-looking statements and intended to be covered by the safe harbor provisions of the PSLRA and can be identified by the use of the words “believe,” “expect,” “predict,” “project,” “potential,” “estimate,” “anticipate,” “should,” “intend,” “may,” “will,” and similar expressions or variations of such words, or by discussion of future financial results and events, strategy or risks and uncertainties, trends and conditions in our business and competitive strengths, all of which involve risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company's business and the price of the common stock of the Company, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of the Company and the receipt of certain governmental and regulatory approvals, (iii) the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected time frames or at all and to successfully integrate the Company’s operations into those of WellCare, (iv) the transaction may not result in the accretion to WellCare’s earnings or other benefits, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (vi) such integration may be more difficult, time consuming or costly than expected, (vii) the effect of the announcement or pendency of the transaction on the Company's and/or WellCare’s business relationships, operating results, and business generally, risks related to the proposed transaction disrupting current plans and operations of the Company and potential difficulties in the Company's employee retention as a result of the transaction, (viii) risks related to diverting management's attention from the Company's ongoing business operations, (ix) the outcome of any legal proceedings that may be instituted against the Company, its officers or directors related to the merger agreement or the transaction and (x) the possibility that competing offers or acquisition proposals for the Company will be made.

Where, in any forward-looking statement, we or our management expresses an expectation or belief as to future results or actions, there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. Our actual results may differ materially from our expectations, plans or projections. Forward-looking statements are only predictions and estimates, which are inherently subject to risks, trends and uncertainties, many of which are beyond our ability to control or predict with accuracy and some of which might not even anticipate. There can be no assurance that we will achieve our expectations and we do not assume responsibility for the accuracy and completeness of the forward-looking statements. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements as a result of many factors, including the risk factors described in the risk factor section of our SEC reports. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of Universal American.

All forward-looking statements included in this report are based upon information available to Universal American as of the date of the report, and we assume no obligation to update or revise any such forward-looking statements.

Item 9.01.         Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated November 17, 2016, by and among Universal American Corp., WellCare Health Plans, Inc. and Wind Merger Sub, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL AMERICAN CORP.

	By:	/s/ Tony Wolk
		Name:	Tony Wolk
		Title:	EVP, General Counsel and Secretary
Date: November 21, 2016

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated November 17, 2016, by and among Universal American Corp., WellCare Health Plans, Inc. and Wind Merger Sub, Inc.